Exhibit 99.1

[LOGO] ZARLINK                                                      NEWS RELEASE
       SEMICONDUCTOR

Zarlink Semiconductor Releases Third Quarter Fiscal 2005 Results

      o     Kirk K. Mandy appointed interim Chief Executive Officer

OTTAWA, CANADA, January 26, 2005 - Zarlink Semiconductor Inc. (NYSE/TSX:ZL) today released results for the Fiscal 2005 third quarter ended December 24, 2004, prepared in accordance with U.S. Generally Accepted Accounting Principles
(GAAP).

      The Board of Directors announced the appointment of Kirk K. Mandy, Vice-Chairman of the Board, as interim President and Chief Executive Officer. The Board also announced that Patrick J. Brockett has resigned to pursue other interests, effective immediately.

      The Company's Analyst Conference, scheduled for 5:00 p.m. EDT today, has been postponed, and Zarlink will issue guidance for the Fiscal 2005 fourth quarter prior to the end of February 2005.

Review of Financial Results

      Third quarter revenue was US$51.2 million, compared with US$58.8 million in the second quarter, and US$47.0 million in the third quarter of Fiscal 2004.

      The company reported a third quarter net loss of US$7.6 million, or US$0.06 per share. In comparison, Zarlink recorded a net loss of US$11.2 million, or US$0.09 per share for the third quarter in Fiscal 2004.

      Gross margin in the third quarter was 44% of revenue, compared with 46% in the second quarter.

      For the first nine months of Fiscal 2005, revenues reached US$165.8 million, up 13% from US$147.3 million in the same period a year ago. Net income for the first nine months was US$3.1 million, or US$0.01 per share. This compares with a net loss of US$36.3 million, or US$0.30 per share, in the first nine months of Fiscal 2004.

Review of Operations

      R&D expenses in the third quarter were US$15.7 million or 31% of revenue, compared with US$15.6 million or 27% of revenue in the second quarter. In the third quarter of Fiscal 2004, R&D expenses were US$19.5 million, or 41% of revenue.

      Selling and Administrative (S&A) expenses were US$12.7 million or 25% of revenue in the third quarter, up from US$11.0 million or 19% of revenue in the second quarter. S&A expenses rose primarily because of higher corporate governance costs. In the third quarter of Fiscal 2004, S&A expenses were US$11.9 million or 25% of revenue.

      In the Fiscal 2005 third quarter, Zarlink released 13 new products, including:

      o a complete family of six low-density CESoP (Circuit Emulation Services over Packet) processors targeted at the fast growing Metro Ethernet and wireless network markets;

      o a new digital timing chip that delivers flexibility and carrier-class performance for T1/E1 and PDH (plesiochronous digital hierarchy) equipment; and

      o a digital timing chip that provides the industry's best combination of features and jitter performance, in the smallest package, for use on optical line cards operating at rates up to OC-3 (Optical Carrier level-3).

      In addition, the Company announced the appointment to the Board of Directors of Mr. Dennis A. Roberson, former Chief Technology Officer for both Motorola and NCR Corp, and Mr. Kari-Pekka Wilska, President of Nokia Inc. (Nokia Americas).

      Subsequent to quarter end, at the Consumer Electronics Show in Las Vegas, Zarlink and Thomson (NYSE:TMS) announced that together they had produced the industry's first single-conversion tuner module to meet stringent U.S. performance specifications for "Plug and Play" digital televisions.

About Zarlink Semiconductor

      For almost 30 years, Zarlink Semiconductor has delivered semiconductor solutions that drive the capabilities of voice, enterprise, broadband and wireless communications. The Company's success is built on its technology strengths including voice and data networks, consumer and ultra low-power communications, and high-performance analog. For more information, visit www.zarlink.com.

      Shareholders and other individuals wishing to receive, free of charge, copies of the Annual and Quarterly Reports - including the Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission and Regulatory Authorities - should visit the Company's web site at www.zarlink.com or contact investor relations.

      Certain statements in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following: increasing price and product/service competition by foreign and domestic competitors, including new entrants; rapid technological developments and changes; the ability to ensure continuity of supply from outside fabrication services; changes in environmental and other domestic and foreign governmental regulations; protection and validity of patent and other intellectual property rights; exposure to currency exchange rate fluctuations; the ability of the Company to attract and retain key employees; demographic changes and other factors referenced in the Company's Annual Report on Form 10-K for the fiscal year ended March 26, 2004 and Form 10-Q for the quarter ended September 24, 2004. Investors are encouraged to consider the risks detailed in those filings.

For further information:

Michael Salter                              Mike McGinn
Corporate Communications                    Investor Relations
613 270-7115                                613 270-7210
michael.salter@zarlink.com                  mike.mcginn@zarlink.com

                           Zarlink Semiconductor Inc.
                  CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA
        (in millions of U.S dollars, except per share amounts, U.S. GAAP)
                                   (Unaudited)

                                                                          Three months ended                 Nine months ended
                                                                 Dec. 24,      Sept. 24,     Dec. 26,       Dec. 24,     Dec. 26,
                                                                   2004          2004          2003           2004         2003
                                                               -------------------------------------------------------------------
Revenue                                                         $    51.2     $    58.8     $    47.0     $   165.8     $   147.3
Cost of revenue                                                      28.8          32.0          26.0          91.4          81.3
                                                               -------------------------------------------------------------------
Gross margin                                                         22.4          26.8          21.0          74.4          66.0
                                                               ------------------------------------------------------------------
Expenses:
  Research and development                                           15.7          15.6          19.5          46.2          57.9
  Selling and administrative                                         12.7          11.0          11.9          34.4          37.7
  Asset impairment and other                                       --            --               1.7        --               7.0
  Gain on sale of business                                         --              (2.9)       --              (9.9)       --
                                                               ------------------------------------------------------------------
                                                                     28.4          23.7          33.1          70.7         102.6
                                                               ------------------------------------------------------------------
Income (loss) from operations                                        (6.0)          3.1         (12.1)          3.7         (36.6)
Interest income                                                       0.3           0.2           0.3           0.7           0.9
Foreign exchange loss                                                (1.8)         (0.1)         (1.2)         (2.2)         (2.1)
Gain on sale of long-term investments                              --            --               0.6        --               0.6
Interest expense                                                   --            --              (0.2)       --              (0.5)
                                                               ------------------------------------------------------------------
Income (loss) from operations before income taxes                    (7.5)          3.2         (12.6)          2.2         (37.7)
Income tax (expense) recovery                                        (0.1)       --               1.4           0.9           1.4
                                                               ------------------------------------------------------------------

Net income (loss) for the period                                $    (7.6)    $     3.2     $   (11.2)    $     3.1     $   (36.3)
                                                               ===================================================================
Net income (loss) attributable to common
  shareholders after preferred share dividends                  $    (8.2)    $     2.7     $   (11.8)    $     1.5     $   (37.9)
                                                               ===================================================================
Net income (loss) per common share:
      Basic and diluted                                         $    (0.06)   $     0.02    $    (0.09)   $     0.01    $   (0.30)
                                                               ===================================================================
Weighted average number of common shares
  outstanding (millions):
      Basic and diluted                                             127.3         127.3         127.3         127.3         127.3
                                                               ===================================================================
Percentage of revenue:
      Gross margin                                                   44%           46%           45%           45%           45%
      Research and development                                       31%           27%           41%           28%           39%
      Selling and administrative                                     25%           19%           25%           21%           26%

                           Zarlink Semiconductor Inc.
                   CONSOLIDATED STATEMENTS OF CASH FLOWS DATA
                    (in millions of U.S. dollars, U.S. GAAP)
                                   (Unaudited)

                                                                             Three months ended                Nine months ended
                                                                     Dec. 24,     Sept. 24,    Dec. 26,       Dec. 24,     Dec. 26,
                                                                       2004         2004         2003           2004         2003
                                                                    ---------------------------------------------------------------
CASH PROVIDED BY (USED IN)
--------------------------
Operating activities:
  Net income (loss) for the period                                   $  (7.6)     $   3.2      $ (11.2)     $    3.1      $  (36.3)
  Depreciation and amortization                                          2.0          2.3          3.2           6.6          10.9
  Other non cash changes in operating activities                         1.2         (2.7)         2.0          (8.5)          8.8
  Stock compensation expense                                            --           --            0.1           0.1           0.1
  Deferred income taxes                                                 (0.3)        (0.4)        (0.4)         (0.5)         (1.2)
  Decrease (increase) in working capital:
     Trade accounts and other receivables                                0.3          2.6         (2.8)         (3.6)         (8.4)
     Inventories                                                        (3.6)         0.6         (1.8)         (7.3)          0.5
     Prepaid expenses and other                                          0.1          0.6          0.2          (2.1)         (2.5)
     Payables and accrued liabilities                                    1.2         (3.8)         2.8          (2.0)          2.7
     Deferred credits                                                    0.1         (0.3)         0.3          (0.3)          0.1
                                                                    ---------------------------------------------------------------
Total                                                                   (6.6)         2.1         (7.6)        (14.5)        (25.3)
                                                                    ---------------------------------------------------------------

Investing activities:
  Purchased short-term investments                                     (39.6)        --          (59.7)        (94.2)       (134.8)
  Matured short-term investments                                        47.2          7.4         35.2         109.4         164.6
  Expenditures for fixed and other assets                               (1.2)        (1.6)        (1.5)         (3.2)         (4.7)
  Proceeds from disposal of fixed and other assets                       0.2          0.4          0.2           0.6           0.8
  Proceeds from sale of long-term investments                           --           --            0.6          --             0.6
  Proceeds from repayment of note receivable                            --            2.9         --             9.9          --
                                                                    ---------------------------------------------------------------
Total                                                                    6.6          9.1        (25.2)         22.5          26.5
                                                                    ---------------------------------------------------------------

Financing activities:
  Repayment of capital lease liabilities and long-term
   debt                                                                 --           --           (0.1)         (0.1)         (0.5)
  Payment of dividends on preferred shares                              (0.6)        (0.5)        (0.6)         (1.6)         (1.6)
  Repurchase of preferred shares                                        --           --           (0.7)         --            (1.2)
  Increase in restricted cash                                           (3.9)        --           (3.9)         (3.9)         (3.3)
                                                                    ---------------------------------------------------------------
Total                                                                   (4.5)        (0.5)        (5.3)         (5.6)         (6.6)
                                                                    ---------------------------------------------------------------
Effect of currency translation on cash and cash
  equivalents
                                                                         0.2         --            0.3           0.3           0.5
                                                                    ---------------------------------------------------------------

Increase (decrease) in cash and cash equivalents                        (4.3)        10.7        (37.8)          2.7          (4.9)

Cash and cash equivalents, beginning of period                          34.0         23.3         56.4          27.0          23.5
                                                                    ---------------------------------------------------------------

Cash and cash equivalents, end of period                             $  29.7      $  34.0      $  18.6      $   29.7      $   18.6
                                                                    ===============================================================

                           Zarlink Semiconductor Inc.
                         CONSOLIDATED BALANCE SHEET DATA
         (in millions of U.S. dollars, except share amounts, U.S. GAAP)


                                                                                     Dec. 24,          Sept. 24,          March 26,
                                                                                       2004              2004               2004
                                                                                    ----------------------------------------------
                                                                                    (Unaudited)       (Unaudited)
ASSETS

Current assets:
  Cash and cash equivalents                                                          $   29.7          $   34.0          $   27.0
  Short-term investments                                                                 39.6              47.2              54.8
  Restricted cash                                                                        13.9              10.0              10.0
  Trade accounts receivable - net                                                        25.4              26.4              24.1
  Other receivables                                                                       5.1               4.6               2.9
  Note receivable                                                                         0.1               0.1               0.1
  Inventories                                                                            28.1              24.4              20.8
  Prepaid expenses and other                                                              6.8               6.6               4.5
                                                                                    ----------------------------------------------
                                                                                        148.7             153.3             144.2
Fixed assets - net                                                                       37.4              38.2              41.1
Deferred income tax assets - net                                                          8.0               7.7               7.5
Other assets                                                                              5.1               4.6               4.6
                                                                                    ----------------------------------------------
                                                                                     $  199.2          $  203.8          $  197.4
                                                                                    ==============================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Trade accounts payable                                                             $   18.3          $   17.1          $   15.0
  Employee-related accruals                                                               9.9              10.1              11.1
  Income and other taxes payable                                                          7.7               7.1               7.9
  Provisions for exit activities                                                          1.1               1.4               2.7
  Other accrued liabilities                                                               8.1               8.4              10.9
  Deferred credits                                                                        0.3               0.2               0.7
  Current portion of long-term debt                                                      --                --                 0.1
                                                                                    ----------------------------------------------
                                                                                         45.4              44.3              48.4
Long-term debt                                                                            0.1               0.1               0.1
Pension liabilities                                                                      19.2              17.3              16.7
                                                                                    ----------------------------------------------
                                                                                         64.7              61.7              65.2
                                                                                    ----------------------------------------------

Redeemable preferred shares, unlimited shares authorized;
   1,377,100 shares issued and outstanding as at December 24, 2004                      17.6              17.6              17.6
                                                                                    ----------------------------------------------

Shareholders' equity:
Common shares, unlimited shares authorized; no par value; 127,308,973 shares
    issued and outstanding as at December 24, 2004                                      768.4             768.4             768.4
  Additional paid-in capital                                                              2.4               2.4               2.3
  Deficit                                                                              (622.0)           (613.8)           (623.5)
  Accumulated other comprehensive loss                                                  (31.9)            (32.5)            (32.6)
                                                                                    ----------------------------------------------
                                                                                        116.9             124.5             114.6
                                                                                    ----------------------------------------------
                                                                                     $  199.2          $  203.8          $  197.4
                                                                                    ==============================================

                           Zarlink Semiconductor Inc.
                             SUPPLEMENTARY SCHEDULES
                    (in millions of U.S. dollars, U.S. GAAP)
                                   (Unaudited)

Cash and Cash Equivalents, Short-Term Investments, and Restricted Cash

As a supplementary measure to effectively manage the Company's total cash assets, management combines its cash and cash equivalents, short-term investments, and restricted cash to represent the Company's total portfolio of cash assets. Short-term investments comprise highly liquid low risk debt instruments that are held to maturity with terms of not greater than one year, but generally for much shorter periods. Restricted cash consists of cash pledged with a bank as collateral for various letters of credit. In this supplementary schedule, investing activities exclude items related to purchased short-term investments and matured short-term investments; financing activities exclude the hypothecation of cash under letters of credit; and the effect of currency translation is calculated on all cash assets. A detailed reconciliation to arrive at the supplementary measure of cash and cash equivalents, short-term investments, and restricted cash is presented below as part of this earnings press release. Readers are cautioned that cash and cash equivalents, short-term investments, and restricted cash combined together do not have any standardized meaning prescribed by GAAP and is therefore unlikely to be comparable to similar measures prescribed by other companies. These indicators should not be considered as a substitute or alternative for the consolidated statements of cash flows.

                                                                               Three Months Ended             Nine Months Ended
                                                                        Dec. 24,    Sept. 24    Dec. 26,    Dec. 24,     Dec. 26,
                                                                          2004        2004        2003        2004         2003
                                                                       ----------------------------------------------------------
  Cash and cash equivalents, beginning of period                        $  34.0     $  23.3     $  56.4     $  27.0     $   23.5
  Short-term investments, beginning of period                              47.2        54.6        35.2        54.8         89.5
  Restricted cash, beginning of period                                     10.0        10.0         5.6        10.0          6.2
                                                                       ----------------------------------------------------------
Cash and cash equivalents, short-term investments, and
  restricted cash, beginning of period                                     91.2        87.9        97.2        91.8        119.2
                                                                       ----------------------------------------------------------

Cash provided by (used in):
  Operating activities, before changes in working capital                  (4.7)        2.4        (6.3)        0.8        (17.7)
  Changes in working capital                                               (1.9)       (0.3)       (1.3)      (15.3)        (7.6)
                                                                       ----------------------------------------------------------
Operating activities                                                       (6.6)        2.1        (7.6)      (14.5)       (25.3)

Investing activities                                                       (1.0)        1.7        (0.7)        7.3         (3.3)

Financing activities                                                       (0.6)       (0.5)       (1.4)       (1.7)        (3.3)
                                                                       ----------------------------------------------------------

Cash inflows (outflows) before the effect of currency
  translation on cash and cash equivalents, short-term
  investments, and restricted cash                                         (8.2)        3.3        (9.7)       (8.9)       (31.9)
                                                                       ----------------------------------------------------------

Effect of currency translation on cash and cash equivalents, short-term investments, and restricted cash
                                                                            0.2        --           0.3         0.3          0.5
                                                                       ----------------------------------------------------------

Cash and cash equivalents, short-term investments, and
  restricted cash, end of period                                        $  83.2     $  91.2     $  87.8     $  83.2     $   87.8
                                                                       ==========================================================

Represented by:
  Cash and cash equivalents, end of period                              $  29.7     $  34.0     $  18.6     $  29.7     $   18.6
  Short-term investments, end of period                                    39.6        47.2        59.7        39.6         59.7
  Restricted cash, end of period                                           13.9        10.0         9.5        13.9          9.5
                                                                       ----------------------------------------------------------
                                                                        $  83.2     $  91.2     $  87.8     $  83.2     $   87.8
                                                                       ==========================================================

                           Zarlink Semiconductor Inc.
                             SUPPLEMENTARY SCHEDULES
                    (in millions of U.S. dollars, U.S. GAAP)
                                   (Unaudited)

Product Information

Revenue, by product, was distributed as follows:

                                                                                    Three Months Ended
                                                                     Dec. 24,            Sept. 24            Dec. 26,
                                                                       2004                2004                2003
                                                                    --------------------------------------------------
      Network Communications                                         $  23.8              $  26.9            $  24.2
      Consumer Communications                                           18.9                 20.6               14.9
      Ultra Low-Power Communications                                     8.5                 11.3                7.9
                                                                    --------------------------------------------------
      Total                                                          $  51.2              $  58.8            $  47.0
                                                                    ==================================================

                                                                                               Nine Months Ended
                                                                                         Dec. 24,            Dec. 26,
                                                                                           2004                2003
                                                                               ---------------------------------------
     Network Communications                                                               $  76.6            $  78.5
     Consumer Communications                                                                 58.7               42.1
     Ultra Low-Power Communications                                                          30.5               26.7
                                                                               ---------------------------------------
     Total                                                                               $  165.8            $ 147.3
                                                                               =======================================

Geographic Information

Revenue, based on the geographic location of Zarlink's customers, was distributed as follows:

                            Three Months                         Three Months                         Three Months
                               Ended              % of              Ended             % of               Ended            % of
                           Dec. 24, 2004          Total         Sept. 24, 2004        Total          Dec. 26, 2003        Total
                          --------------         -------        --------------       -------         -------------       -------
Asia - Pacific                $  21.9              42%             $  24.0              41%             $  20.4             44%
Europe                           14.2              28                 18.4              31                 13.8             29
Americas                         15.1              30                 16.4              28                 12.8             27
                              -------            ----              -------            ----              -------           ----
                              $  51.2             100%             $  58.8             100%             $  47.0            100%
                              =======            =====             =======            ====              =======           ====

                                                                 Nine Months                          Nine Months
                                                                    Ended             % of               Ended            % of
                                                                Dec. 24, 2004         Total          Dec. 26, 2003        Total
                                                               ---------------       -------         -------------       -------
Asia - Pacific                                                     $  69.9              42%             $  60.6             41%
Europe                                                                48.6              29                 44.3             30
Americas                                                              47.3              29                 42.4             29
                                                                   -------            ----              -------           ----
                                                                   $ 165.8             100%             $ 147.3            100%
                                                                   =======            ====              =======           ====

                           Zarlink Semiconductor Inc.
                             SUPPLEMENTARY SCHEDULES
                    (in millions of U.S. dollars, U.S. GAAP)
                                   (Unaudited)

Information on Business Segments

Three Months                                 Network              Consumer           Ultra Low-Power      Unallocated
Ended Dec. 24, 2004                       Communications       Communications        Communications          Gains           Total
                                          ------------------------------------------------------------------------------------------
Revenue                                     $  23.8              $  18.9                $  8.5               $  --          $  51.2
Depreciation of buildings and
  equipment
                                                1.0                  0.7                   0.3                  --              2.0
Segment's operating loss                       (1.0)                (2.0)                 (3.0)                 --             (6.0)

Three Months                                 Network              Consumer           Ultra Low-Power      Unallocated
Ended Sept. 24, 2004                      Communications       Communications        Communications          Gains           Total
                                          ------------------------------------------------------------------------------------------

Revenue                                     $  26.9              $  20.6                $ 11.3               $  --          $  58.8
Depreciation of buildings
  and equipment
                                                1.1                  0.8                   0.4                  --              2.3
Gain on sale of foundry business                --                   --                    --                 (2.9)            (2.9)
Segment's operating income (loss)               3.0                 (1.8)                 (1.0)                2.9              3.1

Three Months                                 Network              Consumer           Ultra Low-Power      Unallocated
Ended Dec. 26, 2003                       Communications       Communications        Communications          Gains           Total
                                          ------------------------------------------------------------------------------------------

Revenue                                     $  24.2              $  14.9                $  7.9               $  --          $  47.0
Depreciation of buildings and
  equipment
                                                1.8                  0.6                   0.4                  --              2.8
Asset impairment and other                      1.6                  0.1                   --                   --              1.7
Segment's operating income (loss)              (5.9)                (6.5)                  0.3                  --            (12.1)

Nine Months                                  Network              Consumer           Ultra Low-Power      Unallocated
Ended Dec. 24, 2004                       Communications       Communications        Communications          Gains           Total
                                          ------------------------------------------------------------------------------------------

Revenue                                     $  76.6              $  58.7                $ 30.5               $  --          $ 165.8
Depreciation of buildings and
  equipment
                                                3.1                  2.3                   1.2                  --              6.6
Gain on sale of foundry business                --                   --                    --                 (9.9)            (9.9)
Segment's operating income (loss)               4.1                 (5.8)                 (4.5)                9.9              3.7

Nine Months                                  Network              Consumer           Ultra Low-Power      Unallocated
Ended Dec. 26, 2003                       Communications       Communications        Communications          Gains           Total
                                          ------------------------------------------------------------------------------------------

Revenue                                     $  78.5              $  42.1                $ 26.7               $  --          $ 147.3
Depreciation of buildings and
  equipment
                                                5.5                  2.7                   1.5                  --              9.7
Asset impairment and other                      4.6                  2.0                   0.4                  --              7.0
Segment's operating loss                      (18.3)               (17.6)                 (0.7)                 --            (36.6)